Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Nine Months Ended September 30,
	2013	2012
REVENUES:
Timber	$487	$480
Real Estate	227	243
Manufacturing	279	246
Other	16	16
Total Revenues	1,009	985

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	364	374
Real Estate	83	124
Manufacturing	237	217
Other	3	1
Total Cost of Goods Sold	687	716
Selling, General and Administrative	89	86
Total Costs and Expenses	776	802

Other Operating Income (Expense), net	(2)	1

Operating Income	231	184

Equity Earnings from Timberland Venture	47	42

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	61	61
Interest Expense (Note Payable to Timberland Venture)	43	43
Total Interest Expense, net	104	104

Income before Income Taxes	174	122

Provision (Benefit) for Income Taxes	—	(2)

Net Income	$174	$124

PER SHARE AMOUNTS:

Net Income per Share – Basic	$1.06	$0.77
Net Income per Share – Diluted	$1.06	$0.76

Weighted-Average Number of Shares Outstanding
– Basic	162.7	161.5
– Diluted	163.2	161.8

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended September 30,
	2013	2012
REVENUES:
Timber	$171	$168
Real Estate	96	96
Manufacturing	94	85
Other	5	5
Total Revenues	366	354

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	132	130
Real Estate	31	40
Manufacturing	80	74
Other	1	—
Total Cost of Goods Sold	244	244
Selling, General and Administrative	28	31
Total Costs and Expenses	272	275

Other Operating Income (Expense), net	(3)	—

Operating Income	91	79

Equity Earnings from Timberland Venture	16	14

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	20	21
Interest Expense (Note Payable to Timberland Venture)	14	14
Total Interest Expense, net	34	35

Income before Income Taxes	73	58

Provision (Benefit) for Income Taxes	1	(1)

Net Income	$72	$59

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.44	$0.36
Net Income per Share – Diluted	$0.44	$0.36

Weighted-Average Number of Shares Outstanding
– Basic	163.0	161.5
– Diluted	163.4	161.9

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	September 30, 2013	December 31, 2012
ASSETS
Current Assets:
Cash and Cash Equivalents	$439	$356
Accounts Receivable	35	22
Inventories	53	49
Deferred Tax Asset	8	7
Assets Held for Sale	38	61
Other Current Assets	17	13
	590	508

Timber and Timberlands, net	3,395	3,363
Mineral Rights, net	242	87
Property, Plant and Equipment, net	118	127
Equity Investment in Timberland Venture	195	204
Deferred Tax Asset	19	19
Investment in Grantor Trusts (at Fair Value)	42	39
Other Assets	30	37
Total Assets	$4,631	$4,384

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$74	$248
Line of Credit	507	104
Accounts Payable	30	26
Interest Payable	21	26
Wages Payable	22	29
Taxes Payable	16	9
Deferred Revenue	29	23
Other Current Liabilities	10	7
	709	472

Long-Term Debt	1,815	1,815
Note Payable to Timberland Venture	783	783
Other Liabilities	94	91
Total Liabilities	3,401	3,161

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 163.0 at September 30, 2013 and 162.0 at December 31, 2012	2	2
Additional Paid-In Capital	2,330	2,288
Retained Earnings (Accumulated Deficit)	(135)	(97)
Treasury Stock, at Cost, Common Shares – 27.0 at September 30, 2013 and 26.9 at December 31, 2012	(940)	(938)
Accumulated Other Comprehensive Income (Loss)	(27)	(32)
Total Stockholders’ Equity	1,230	1,223
Total Liabilities and Stockholders’ Equity	$4,631	$4,384

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions)	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$174	$124
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $4 Loss Related to Forest Fires in 2013)	86	87
Basis of Real Estate Sold	69	111
Equity Earnings from Timberland Venture	(47)	(42)
Distributions from Timberland Venture	56	56
Deferred Income Taxes	(1)	(1)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(6)	(6)
Timber Deed Acquired	(18)	(98)
Pension Plan Contributions	—	(10)
Working Capital Changes	(12)	5
Other	19	11
Net Cash Provided By (Used In) Operating Activities	320	237

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(51)	(52)
Timberlands Acquired	(80)	(18)
Mineral Rights Acquired	(156)	—
Other	—	(1)
Net Cash Provided By (Used In) Investing Activities	(287)	(71)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(212)	(204)
Borrowings on Line of Credit	1,251	1,712
Repayments on Line of Credit	(848)	(1,709)
Proceeds from Issuance of Long-Term Debt	—	450
Debt Issuance Costs	—	(3)
Principal Payments and Retirement of Long-Term Debt	(174)	(350)
Proceeds from Stock Option Exercises	35	5
Acquisition of Treasury Stock	(2)	(1)
Net Cash Provided By (Used In) Financing Activities	50	(100)

Increase (Decrease) In Cash and Cash Equivalents	83	66
Cash and Cash Equivalents:
Beginning of Period	356	254

End of Period	$439	$320

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended September 30,
(In Millions)	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$72	$59
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $4 Loss Related to Forest Fires in 2013)	35	31
Basis of Real Estate Sold	27	36
Equity Earnings from Timberland Venture	(16)	(14)
Distributions from Timberland Venture	29	28
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(2)	(1)
Pension Plan Contributions	—	(3)
Working Capital Changes	28	7
Other	7	5
Net Cash Provided By (Used In) Operating Activities	180	148

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(20)	(17)
Timberlands Acquired	(2)	(5)
Mineral Rights Acquired	(156)	—
Net Cash Provided By (Used In) Investing Activities	(178)	(22)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(72)	(68)
Borrowings on Line of Credit	530	583
Repayments on Line of Credit	(376)	(683)
Proceeds from Issuance of Long-Term Debt	—	450
Principal Payments and Retirement of Long-Term Debt	—	(350)
Proceeds from Stock Option Exercises	—	2
Net Cash Provided By (Used In) Financing Activities	82	(66)

Increase (Decrease) In Cash and Cash Equivalents	84	60
Cash and Cash Equivalents:
Beginning of Period	355	260

End of Period	$439	$320

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions)	2013	2012
Revenues:
Northern Resources	$194	$185
Southern Resources	313	312
Real Estate	227	243
Manufacturing	279	246
Other	16	16
Eliminations	(20)	(17)
Total Revenues	$1,009	$985

Operating Income (Loss):
Northern Resources	$24	$15
Southern Resources	74	66
Real Estate	138	113
Manufacturing	35	22
Other	14	14
Other Costs and Eliminations, net (A)	(54)	(46)
Total Operating Income	$231	$184

Adjusted EBITDA by Segment: (B)
Northern Resources	$47	$35
Southern Resources	119	118
Real Estate	208	225
Manufacturing	47	33
Other	16	14
Other Costs and Eliminations, net	(53)	(45)
Total	$384	$380

(A) During the first nine months of 2013, the company recorded a loss of $5 million related to the early termination of an equipment lease. The lease was accounted for as an operating lease. This amount is reported as an operating loss in Other Costs and Eliminations, net and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B)	Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended September 30,
(In Millions)	2013	2012
Revenues:
Northern Resources	$67	$65
Southern Resources	111	110
Real Estate	96	96
Manufacturing	94	85
Other	5	5
Eliminations	(7)	(7)
Total Revenues	$366	$354

Operating Income (Loss):
Northern Resources	$5	$5
Southern Resources	27	23
Real Estate	63	54
Manufacturing	11	9
Other	5	5
Other Costs and Eliminations, net (A)	(20)	(17)
Total Operating Income	$91	$79

Adjusted EBITDA by Segment: (B)
Northern Resources	$16	$12
Southern Resources	44	42
Real Estate	91	90
Manufacturing	15	13
Other	6	5
Other Costs and Eliminations, net	(20)	(16)
Total	$152	$146

(A) During the third quarter of 2013, the company recorded a loss of $5 million related to the early termination of an equipment lease. The lease was accounted for as an operating lease. This amount is reported as an operating loss in Other Costs and Eliminations, net and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B)	Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SELECTED OPERATING STATISTICS
(UNAUDITED)

		2013
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$21	$21	$22		$21
Pulpwood	$/Ton Stumpage	$11	$11	$11		$11
Northern Resources
Sawlog	$/Ton Delivered	$77	$79	$79		$78
Pulpwood	$/Ton Delivered	$43	$42	$43		$43

Lumber (1)	$/MBF	$568	$544	$498		$533
Plywood (1)	$/MSF	$462	$464	$457		$461
Fiberboard (1)	$/MSF	$639	$668	$680		$663

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,339	1,276	1,544		4,159
Pulpwood	1,000 Tons	1,771	1,688	1,952		5,411
Total Harvest		3,110	2,964	3,496	—	9,570
Northern Resources
Sawlog	1,000 Tons	704	581	636		1,921
Pulpwood	1,000 Tons	414	209	387		1,010
Total Harvest		1,118	790	1,023	—	2,931

Lumber	MBF	30,535	36,770	40,622		107,927
Plywood	MSF	46,905	48,364	46,709		141,978
Fiberboard	MSF	52,329	60,273	54,795		167,397

		2012
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$19	$20	$20	$20	$20
Pulpwood	$/Ton Stumpage	$10	$10	$10	$11	$10
Northern Resources
Sawlog	$/Ton Delivered	$67	$71	$69	$68	$69
Pulpwood	$/Ton Delivered	$42	$42	$42	$42	$42

Lumber (1)	$/MBF	$529	$551	$525	$521	$532
Plywood (1)	$/MSF	$387	$409	$432	$450	$419
Fiberboard (1)	$/MSF	$607	$620	$636	$634	$625

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,340	1,533	1,533	1,333	5,739
Pulpwood	1,000 Tons	1,842	1,933	2,151	2,084	8,010
Total Harvest		3,182	3,466	3,684	3,417	13,749
Northern Resources
Sawlog	1,000 Tons	656	632	679	634	2,601
Pulpwood	1,000 Tons	452	316	441	377	1,586
Total Harvest		1,108	948	1,120	1,011	4,187

Lumber	MBF	30,199	30,340	27,645	27,158	115,342
Plywood	MSF	53,301	51,397	48,984	45,674	199,356
Fiberboard	MSF	44,701	52,475	54,992	47,314	199,482

(1) Represents prices at mill level.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
LAND SALE STATISTICS
(UNAUDITED)

	2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	5,685	17,130	17,300		40,115
Large Non-strategic (1)	36,000	—	15,370		51,370
Conservation	970	17,525	1,385		19,880
HBU/Recreation	7,595	9,825	9,455		26,875
Development Properties	—	—	—		—
Conservation Easements	n/a	n/a	n/a		n/a
	50,250	44,480	43,510	—	138,240
Price per Acre
Small Non-strategic	$1,230	$1,185	$1,280		$1,230
Large Non-strategic	$1,475	$—	$3,415		$2,040
Conservation	$2,580	$835	$1,920		$995
HBU/Recreation	$2,015	$1,925	$1,925		$1,945
Development Properties	$—	$—	$—		$—
Conservation Easements	$—	$—	$—		$—

Revenue, ($ millions)
Small Non-strategic	$7	$20	$22		$49
Large Non-strategic	$53	$—	$53		$106
Conservation	$3	$14	$3		$20
HBU/Recreation	$15	$19	$18		$52
Development Properties	$—	$—	$—		$—
Conservation Easements	$—	$—	$—		$—
	$78	$53	$96	$—	$227

Proceeds from Real Estate Joint Venture (3)	$—	$—	$—		$—

Basis of Real Estate Sold (4)	$25	$17	$26		$68
	2012
	1st Qtr	2nd Qtr (2)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	4,385	17,870	5,750	17,115	45,120
Large Non-strategic (1)	69,770	—	99,800	16,600	186,170
Conservation	1,145	1,320	5,400	3,565	11,430
HBU/Recreation	4,030	6,720	5,410	9,735	25,895
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	79,330	25,910	116,360	47,015	268,615
Price per Acre
Small Non-strategic	$1,115	$1,165	$1,455	$1,365	$1,270
Large Non-strategic	$1,210	$—	$675	$3,510	$1,130
Conservation	$1,560	$2,315	$905	$2,260	$1,555
HBU/Recreation	$2,140	$1,955	$2,100	$1,940	$2,000
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$28	$—	$—	$28

Revenue, ($ millions)
Small Non-strategic	$5	$21	$8	$24	$58
Large Non-strategic	$84	$—	$67	$58	$209
Conservation	$2	$3	$5	$8	$18
HBU/Recreation	$9	$13	$11	$19	$52
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$10	$—	$—	$10
	$100	$47	$91	$109	$347

Proceeds from Real Estate Joint Venture (3)	$—	$—	$5	$—	$5

Basis of Real Estate Sold (4)	$63	$12	$36	$27	$138

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the third quarter of 2013, the company sold 15,300 acres of Large Non-strategic lands located in Oregon for $52.5 million. During the first quarter of 2013, the company sold 36,000 acres of Large Non-strategic lands located in Texas and Oklahoma for $52.7 million. During the first quarter of 2012, the company sold 69,800 acres of Large Non-strategic lands located in the Florida panhandle area for $84.5 million. During the third quarter of 2012, the company sold 99,800 acres of Large Non-strategic lands located in Wisconsin for $67.1 million. During the fourth quarter of 2012, the company sold 16,600 acres of Large Non-strategic lands located in Oregon for $58.2 million.

(2) During the second quarter of 2012, the company received $10 million in exchange for placing a conservation easement on approximately 360,000 acres in Maine.

(3) Not reflected in the land sale statistics (acres sold, price per acre and revenue).

(4) Includes $9 million in the third quarter of 2013 for a 15,400 acre Large Non-Strategic sale located in Oregon and $18 million in the first quarter of 2013 from a 36,000 acre Large Non-strategic sale located in Texas and Oklahoma. Includes $58 million in the first quarter of 2012 from a 69,800 acre Large Non-strategic sale located primarily in the Florida panhandle area, $26 million in the third quarter of 2012 from a 99,800 acre Large Non-strategic sale in Wisconsin and $12 million in the fourth quarter of 2012 from a 16,600 acre Large Non-strategic sale in Oregon.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
DEBT MATURITIES SCHEDULE
September 30, 2013
(UNAUDITED)

	Borrowings
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2013:
4th Qtr 2013	$76	7.773%	(1)
Annual Maturities through 2015:
2014	$3	8.050%
2015	$462	5.891%	(2)

(1) Principal amount composed of senior notes with principal amounts of $3 million and $73 million and interest rates of 8.050% and 7.760%, respectively.

(2) Principal amount composed of senior notes with principal amounts of $4 million and $458 million and interest rates of 8.050% and 5.875%, respectively.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding equity method earnings, and before interest, taxes, depreciation, depletion, amortization, and basis in lands sold. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in lands sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Nine Months Ended September 30, 2013

	Operating Income	Depreciation, Depletion and Amortization (1)	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$24	$23	$—	$47
Southern Resources	74	45	—	119
Real Estate	138	1	69	208
Manufacturing	35	12	—	47
Other	14	2	—	16
Other Costs and Eliminations	(51)	1	—	(50)
Other Unallocated Operating Income (Expense), net	(3)	—	—	(3)
Total	$231	$84	$69	$384

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	47
Interest Expense	(104)
(Provision) Benefit for Income Taxes	—
Net Income	$174

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$320
Interest Expense				104
Amortization of Debt Costs				(2)
Provision / (Benefit) for Income Taxes				—
Distributions from Timberland Venture				(56)
Deferred Income Taxes				1
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				6
Timber Deed Acquired				18
Pension Plan Contributions				—
Working Capital Changes				12
Other				(19)
Adjusted EBITDA				$384

(1) Includes a $4 million loss due to fire damages in the Northern Resources Segment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Nine Months Ended September 30, 2012

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$15	$20	$—	$35
Southern Resources	66	52	—	118
Real Estate	113	1	111	225
Manufacturing	22	11	—	33
Other	14	—	—	14
Other Costs and Eliminations	(47)	1	—	(46)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$184	$85	$111	$380

Reconciliation to Net Income (1)
Equity Earnings from Timberland Venture	42
Interest Expense	(104)
(Provision) Benefit for Income Taxes	2
Net Income	$124

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$237
Interest Expense				104
Amortization of Debt Costs				(2)
Provision / (Benefit) for Income Taxes				(2)
Distributions from Timberland Venture				(56)
Deferred Income Taxes				1
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				6
Timber Deed Acquired				98
Pension Plan Contributions				10
Working Capital Changes				(5)
Other				(11)
Adjusted EBITDA				$380

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended September 30, 2013

	Operating Income	Depreciation, Depletion and Amortization (1)	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$5	$11	$—	$16
Southern Resources	27	17	—	44
Real Estate	63	1	27	91
Manufacturing	11	4	—	15
Other	5	1	—	6
Other Costs and Eliminations	(16)	—	—	(16)
Other Unallocated Operating Income (Expense), net	(4)	—	—	(4)
Total	$91	$34	$27	$152

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	16
Interest Expense	(34)
(Provision) Benefit for Income Taxes	(1)
Net Income	$72

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$180
Interest Expense				34
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				1
Distributions from Timberland Venture				(29)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				2
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(28)
Other				(7)
Adjusted EBITDA				$152

(1) Includes a $4 million loss due to fire damages in the Northern Resources Segment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended September 30, 2012

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$5	$7	$—	$12
Southern Resources	23	19	—	42
Real Estate	54	—	36	90
Manufacturing	9	4	—	13
Other	5	—	—	5
Other Costs and Eliminations	(17)	1	—	(16)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$79	$31	$36	$146

Reconciliation to Net Income (1)
Equity Earnings from Timberland Venture	14
Interest Expense	(35)
(Provision) Benefit for Income Taxes	1
Net Income	$59

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$148
Interest Expense				35
Amortization of Debt Costs				—
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				(28)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				1
Timber Deed Acquired				—
Pension Plan Contributions				3
Working Capital Changes				(7)
Other				(5)
Adjusted EBITDA				$146

(1) Includes reconciling items not allocated to segments for financial reporting purposes.